UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 13, 2014 (May 7, 2014)
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)

(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Options to Purchase Shares and Restricted Stock Units

On May 7, 2014 the Human Resources Committee of the Registrant (the “Committee”) approved the following grants of options to purchase shares and restricted stock units under the 2012 Performance Incentive Plan (the “Plan”) to the Company’s named executive officers:

Name	Number of Options to Purchase Shares	Strike Price	Number of Restricted Stock Units	Vesting Schedule
Gary W. Loveman	185,778	$21.18	76,000	Four equal installments on each of 5/7/2015, 5/7/2016, 5/7/2017, and 5/7/2018.

Donald A. Colvin	25,667	$21.18	10,500	Four equal installments on each of 5/7/2015, 5/7/2016, 5/7/2017, and 5/7/2018.

John W. R. Payne	61,874	$21.18	25,315	Four equal installments on each of 5/7/2015, 5/7/2016, 5/7/2017, and 5/7/2018.

Thomas M. Jenkin	88,000	$21.18	36,000	Four equal installments on each of 5/7/2015, 5/7/2016, 5/7/2017, and 5/7/2018.

Timothy R. Donovan	51,334	$21.18	21,000	Four equal installments on each of 5/7/2015, 5/7/2016, 5/7/2017, and 5/7/2018.

Director Compensation

Also, on May 7, 2014 the Committee also approved the following: 4,787 options to purchase shares and 4,274 of restricted stock units under the Plan, vesting in four equal installments on each of 5/7/2015, 5/7/2016, 5/7/2017, and 5/7/2018 to each of the following directors: Fred Kleisner, Lynn Swann and Chris Williams.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 8, 2014 (the “Annual Meeting”).

At the Annual Meeting, the Company's stockholders:

(1) Elected three Class II Directors nominated by the Board to serve until the 2017 Annual Meeting of Stockholders and until their successors are elected and qualified, with voting results as follows:

Proposal 1: Election of Directors	Votes For	Withheld	Broker Non-Votes
Kelvin Davis	106,943,463	15,725,163	8,648,657
Eric Press	110,306,491	12,362,135	8,648,657
David Sambur	109,704,418	12,964,208	8,648,657

(2) Approved the ratification of the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31 2014, with voting results as follows:

Proposal 2:	Votes For	Votes Against	Abstain	Broker Non-Votes
Ratification of the Appointment of Deloitte & Touche, LLC as the Company's Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2014.	129,299,299	1,991,370	26,614	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2014	CAESARS ENTERTAINMENT CORPORATION

By: /s/ Timothy R. Donovan
Timothy R. Donovan
Executive Vice President, General Counsel and
Chief Regulatory and Compliance Officer